UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2010

BroadSoft, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34777	52-2130962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Perry Parkway Gaithersburg, Maryland 20877	20877
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 977-9440
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment and Restatement of Certificate of Incorporation and Bylaws
     On June 21, 2010, BroadSoft, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”). The Company’s board of directors and stockholders previously approved the Amended Certificate to be filed in connection with, and to be effective upon, the closing of the IPO, and the form of the Amended Certificate was filed as Exhibit 3.5 to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) filed in connection with the IPO. On June 21, 2010, the Company’s Amended and Restated Bylaws (the “Amended Bylaws”) became effective in connection with the consummation of the IPO. The Company’s board of directors previously approved the Amended Bylaws to become effective on the consummation of the IPO, and the form of the Amended Bylaws was filed as Exhibit 3.6 to the Registration Statement.
     The Amended Certificate amends and restates in its entirety the Company’s certificate of incorporation, as amended, and the Amended Bylaws amend and restate in their entirety, the Company’s bylaws. Collectively, the Amended Certificate and the Amended Bylaws, among other things: (i) authorize 100,000,000 shares of common stock; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) provide that the Company’s board of directors be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders; (v) provide that directors may only be removed with cause and only upon the affirmative vote of holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors; (vi) provide that, subject to limited exceptions, vacancies on the board shall only be filled by the remaining members of the board; (vii) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (viii) provide that only the board, the chairman of the board or the chief executive officer may call a special meeting of stockholders.
     The foregoing description of the Amended Certificate and the Amended Bylaws is qualified in its entirety by reference to the full texts of the Amended Certificate, which is filed as Exhibit 3.1 hereto, and the Amended Bylaws, which are filed as Exhibit 3.2 hereto, each of which is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
3.1	Amended and Restated Certificate of Incorporation of the Registrant

3.2*	Amended and Restated Bylaws of the Registrant

*	Incorporated by reference to Exhibit 3.6 to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-165484).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadSoft, Inc.
Date: June 25, 2010	By:	/s/ Mary Ellen Seravalli
Mary Ellen Seravalli
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant
3.2*	Amended and Restated Bylaws of the Registrant

*	Incorporated by reference to Exhibit 3.6 to the Registrant’s Registration Statement on Form S-1 (Registration No. 333-165484).